                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant                       [ ]

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                         CITIZENS FIRST FINANCIAL CORP.
                (Name of Registrant as Specified in Its Charter)

                     --------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
           N/A
          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction
          applies:
           N/A
          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            N/A
          ----------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:    N/A
                                                            --------------------
      (5)  Total fee paid:    N/A
                           -----------------------------------------------------
[ ]   Fee paid previously with preliminary materials:    N/A
                                                      --------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:  N/A
                                    --------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:  N/A
                                                          ----------------------
      (3)   Filing Party:  N/A
                          ------------------------------------------------------
      (4)   Date Filed:  N/A
                        --------------------------------------------------------

                         CITIZENS FIRST FINANCIAL CORP.
                           2101 NORTH VETERANS PARKWAY
                           BLOOMINGTON, ILLINOIS 61704
                                 (309) 661-8700


                                                                 March 8, 2000


Dear Shareholder:

      I am pleased to invite you to attend Citizens First Financial Corp.'s 2000 annual meeting of shareholders on Monday, April 24, 2000. We will hold the meeting at 3:00 p.m., local time, at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois.

      On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find your BLUE proxy card, which allows you to vote on these matters, and the Company's 1999 Annual Report.

      PLEASE NOTE THAT MANAGEMENT HAS CHOSEN TO USE A "BLUE" PROXY CARD THIS YEAR, NOT A WHITE PROXY CARD AS IT HAS IN THE PAST. SHAREHOLDERS SHOULD THEREFORE BE SURE TO VOTE MANAGEMENT'S "BLUE" PROXY.

      Your vote is important. A majority of the Common Stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. PLEASE COMPLETE AND MAIL IN YOUR BLUE PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING. You can attend the meeting and vote in person, even if you have sent in a proxy card.

      The Board of Directors recommends that shareholders vote FOR each of the proposals stated in this proxy statement.

      The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the BLUE proxy card.

                                          Sincerely,

                                          /s/ C. William Landefeld

                                          C. William Landefeld
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


            IF YOU HAVE ANY QUESTIONS OR NEED FURTHER ASSISTANCE IN
                        VOTING YOUR SHARES, PLEASE CALL:
                                    GEORGESON
                                   SHAREHOLDER
                               COMMUNICATIONS INC.

                           17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004
                          CALL TOLL FREE (800) 223-2064

                         CITIZENS FIRST FINANCIAL CORP.
                           2101 NORTH VETERANS PARKWAY
                           BLOOMINGTON, ILLINOIS 61704
                                 (309) 661-8700
 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

 ------------------------------------------------------------------------------



TIME..........................  3:00 p.m., local time, on Monday, April 24, 2000

PLACE.........................  Jumer's Chateau
                                1601 Jumer Drive
                                Bloomington, Illinois

ITEMS OF BUSINESS.............  (1)  To elect two members of the Board of
                                     Directors for three year terms.
                                (2)  To ratify the selection of Olive LLP
                                     as independent auditors of the
                                     Company for the 2000 fiscal year.
                                (3)  To transact such other business as
                                     may properly come before the Meeting.

ANNUAL REPORT.................  Our 1999 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

RECORD DATE...................  You can vote if you are a shareholder of record on March 1, 2000.

QUORUM........................  A majority of the shares of Common Stock entitled to vote must be represented at the meeting, present in person or by proxy. If there are insufficient shares, the meeting may be adjourned.



March 8, 2000
                                                           /s/ Richard F. Becker
                                                           ---------------------
                                                               Richard F. Becker
                                                                       SECRETARY

                                TABLE OF CONTENTS


SOLICITATION AND VOTING......................................................4
      Shareholders Entitled to Vote..........................................4
      Voting Procedures......................................................4
      Voting Procedures for Shares in the Company's 401(k) Plan or ESOP......5
      Required Vote..........................................................5
      Revoking a Proxy.......................................................5
      List of Shareholders...................................................6
      Cost of Proxy Solicitation.............................................6
      Inspector of Election..................................................6
      Other Matters..........................................................6

GOVERNANCE OF THE COMPANY....................................................7
      Role and Composition of the Board of Directors.........................7
      The Audit Committee....................................................7
      The Nominating Committee...............................................8
      The Compensation/Benefits Committee....................................8
      Directors' Compensation................................................8

ITEM 1.  ELECTION OF DIRECTORS...............................................9
      NOMINEES WHOSE TERMS WILL EXPIRE IN 2003..............................10
      CONTINUING DIRECTORS WITH TERMS EXPIRING 2001.........................10
      CONTINUING DIRECTORS WITH TERMS EXPIRING 2002.........................10

ITEM 2.  APPROVAL OF AUDITORS...............................................11

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS,
      MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
      ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP.......................12

SECURITY OWNERSHIP OF SHAREHOLDER
      HOLDING 5% OR MORE....................................................13

EXECUTIVE COMPENSATION......................................................14
      Compensation Table....................................................14
      Total Options Exercised in 1999 and Year End Values...................15
      Other Compensation Arrangements.......................................15
      Employee Stock Ownership Plan and Trust...............................16
      Supplemental Executive Retirement Plan................................16
      Transactions With Certain Related Persons.............................16
      Employment Agreements.................................................16

PERFORMANCE GRAPH...........................................................18

EXECUTIVE COMPENSATION COMMITTEE REPORT.....................................19
      Overview..............................................................19
      CEO Compensation......................................................19
      Tax Policy............................................................20

COMPLIANCE WITH SECTION 16..................................................20

REQUIREMENTS, INCLUDING DEADLINES,
      FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
      AND OTHER BUSINESS OF SHAREHOLDERS....................................21

                         CITIZENS FIRST FINANCIAL CORP.
                           2101 NORTH VETERANS PARKWAY
                           BLOOMINGTON, ILLINOIS 61704

 ------------------------------------------------------------------------------

                             SOLICITATION AND VOTING

 ------------------------------------------------------------------------------

     We are sending you this Proxy Statement and the enclosed BLUE proxy card because the Board of Directors of Citizens First Financial Corp. (the "Company," "we" or "us") is soliciting your proxy to vote at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

     You are invited to attend our Annual Meeting on April 24, 2000 beginning at 3:00 p.m., local time. The Annual Meeting will be held at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois.

     This Proxy Statement and the enclosed form of proxy are being mailed starting on or about March 8, 2000.

SHAREHOLDERS ENTITLED TO VOTE

     Holders of record of Common Stock of the Company at the close of business on March 1, 2000 are entitled to receive this notice. Generally, each share of Common Stock of the Company is equal to one vote. However, the Company's Certificate of Incorporation limits the number of shares that may be voted by any holder owning beneficially more than 10% of the outstanding shares of the Common Stock of the Company (the "Limit"). A beneficial holder of shares in excess of the Limit may not vote any shares exceeding the Limit. A shareholder may exceed the Limit if affiliates of the shareholder as well as persons acting in concert hold sufficient shares together with such shareholder so as to exceed the Limit. Pursuant to the Certificate of Incorporation, the Board of Directors will (i) make all determinations necessary to implement these rules and (ii) demand that anyone reasonably believed to beneficially own shares in excess of the Limit supply information to the Company to enable the enforcement of these rules.

     There is no cumulative voting at the Annual Meeting.

     As of the record date, there were 1,958,015 common shares outstanding.

VOTING PROCEDURES

     Unless you hold your shares in the Company's Profit Sharing and Savings Plan (the "401(k) Plan") or the Employee Stock Ownership Plan and Trust (the "ESOP"), you can vote on matters to come before the meeting in one of two ways:

     o      you can come to the Annual Meeting and cast your vote there; or

     o you can vote by signing and returning the enclosed BLUE proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for all of the nominees for Directors and each proposal by simply signing, dating and returning the enclosed BLUE proxy card without further direction. All signed and returned BLUE proxies that contain no direction as to vote will be voted FOR each of the nominees for Director nominated by the Company's Nominating Committee and FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the BLUE proxy card.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S 401(K) PLAN OR ESOP

     If you participate in the Company's 401(k) Plan or ESOP, please return your BLUE proxy in the BLUE envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan or ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan or ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" are not counted in determining the vote. As to ratification of Olive LLP and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker "non votes" are again not counted for purposes of approving the matter.

REVOKING A PROXY

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

      o   you may send in another proxy with a later date;

      o you may notify the Company's Secretary in writing at Citizens First Financial Corp., 2101 North Veterans Parkway, Bloomington, Illinois 61704; or

      o unless you hold shares in the 401(k) Plan or ESOP, you may revoke by voting in person at the Annual Meeting.

      If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

LIST OF SHAREHOLDERS

      A list of shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders for any purpose related to the Annual Meeting at the Company's offices at 2101 North Veterans Parkway, Bloomington, Illinois for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

COST OF PROXY SOLICITATION

      We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We have hired Georgeson Shareholder Communications Inc., a proxy solicitation firm, to assist us in the distribution and solicitation of proxies. We will pay Georgeson Shareholder Communications Inc. a fee of $22,000 plus out-of-pocket expenses. Personal solicitation will involve physically meeting with Company shareholders. Telephone solicitation will involve obtaining a list of shareholders and physically telephoning those shareholders. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

      Your proxy returned in the enclosed envelope will be delivered to the Company's transfer agent, Registrar and Transfer Company ("R&T"). The Board of Directors has designated R&T to act as inspectors of election and to tabulate the votes at the Annual Meeting. R&T is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

OTHER MATTERS

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

 ------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY

 ------------------------------------------------------------------------------


ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

      Our Company's Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Certificate of Incorporation requires the vote of shareholders. The Board of Directors selects the management of the Company which is responsible for the Company's day to day operations. The Board acts as an advisor to management and also monitors its performance.

      Members of the Board of Directors serve also as Directors of Citizens Savings Bank, F.S.B. (the "Bank"). The Bank is the Company's wholly owned subsidiary. You will find a discussion of its activities in your Annual Report.

      During 1999, the Board of Directors met as the Company's Board of Directors 10 times. In addition, the Board of Directors has authorized three Committees to manage distinct matters of the Company. These Committees are the Audit Committee, the Nominating Committee and the Compensation/Benefits Committee. Membership on each of the Committees is set forth on the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 1999.


NAME                               BOARD     AUDIT    NOMINATING    COMPENSATION
-----                              -----     -----    ---------     ------------

Borngasser, Jr. .................    X                    X
Hoffman..........................    X         X                         X
Broquard*........................    X         X
Landefeld........................    X                    X              X
Wells............................    X         X          X              X
Meetings in 1999.................   10         1          1              1

--------------------------------
*Resigned on January 1, 2000.


THE AUDIT COMMITTEE

      The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

      o     maintaining a liaison with the outside auditors;

      o     reviewing the adequacy of internal controls;

      o reviewing with management and outside auditors financial disclosures of the Company; and

      o reviewing any material changes in accounting principles or practices used in preparing statements.

THE NOMINATING COMMITTEE

      The Company's Nominating Committee considers and recommends the nominees to stand for election at the Company's Annual Meeting.

THE COMPENSATION/BENEFITS COMMITTEE

      The Compensation/Benefits Committee is responsible for establishing annual and long term performance goals for the Chief Executive Officer (Mr. Landefeld) and senior management. This Committee also approves the senior officers' compensation and other incentive compensation programs. The Committee's functions include:

      o     awarding shares or options under the Company's stock option plan;

      o determining compensation to be paid pursuant to the Company's incentive plan; and

      o publishing an annual Executive Compensation Committee Report for the shareholders.

      The Committee is aided in performing these functions by the counsel of members of the Bank's Compensation Committee.

DIRECTORS' COMPENSATION

      The Directors of the Company did not receive any fees or retainers for serving on the Company's Board of Directors in fiscal 1999. However, the Directors did receive an annual retainer of $13,250 for serving on the Board of the Bank. In addition, the Company maintains two compensation plans for
Directors:

      o STOCK-BASED INCENTIVE PLAN. The Company maintains the Incentive Plan for both Directors and employees. In 1996, each Outside Director of the Company and Bank was granted non-statutory stock options to purchase 9,390 shares of Common Stock, and Stock Awards for 3,755 shares of Common Stock. The options and Stock Awards to Outside Directors vest in five equal annual installments, commencing November 12, 1997, the first anniversary of the effective date of the grants. In the event a Director ceases service due to death or disability, all unvested options and Stock Awards will vest immediately. In addition, in 1999, two new bank Directors were each granted nonstatutory stock options to purchase 12,500 shares of Common Stock on terms identical to the terms of the options which were granted in 1996. No awards were made in 1997 and 1998.

      o ADVISORY DIRECTORS RETIREMENT PLAN. The Bank maintains an Advisory Directors Retirement Plan (formerly known as the Directors Emeritus Retirement Plan) which provides retirement benefits to duly elected Directors and Advisory Directors as of December 31, 1997. The plan provides that in consideration for services and consultation rendered as an Advisory Director, the Advisory Directors will receive annual cash benefits equal to the annual Director's fees received at the time of retirement, up to an annual maximum of $12,650 per participant in this single premium insurance annuity for each covered Advisory Director. Currently there are nine Advisory Directors.

 ------------------------------------------------------------------------------

                          ITEM 1. ELECTION OF DIRECTORS

 ------------------------------------------------------------------------------

      The Board of Directors was expanded from five to eight members on January 25, 2000. The expansion of the Board was publicly disclosed by the Company on February 24, 2000. The Board of Directors is divided into three classes, currently consisting of two classes of three Directors and one class with two Directors. Each class of Directors has three year terms. One class of Directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

      Two Directors will be elected at the Annual Meeting to serve for three-year terms expiring at our Annual Meeting in the year 2003.

      The persons named in the enclosed BLUE proxy card intend to vote the proxy for the election of each of the two nominees nominated by the Board of Directors' Nominating Committee unless you indicate on the BLUE proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as Director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

      The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2003 at the Annual Meeting: Arthur W. Mier and Carl A. Borngasser, Jr.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

      We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting is set forth below. Such terms may include years of service for the Bank prior to the formation of the Company. Messrs. Mier, Borngasser, Jr. and Shirk have been directors of the Bank since 1998, 1965 and 1998, respectively, and were appointed to the Board of Directors of the Company in January 2000.

 ------------------------------------------------------------------------------

                 NOMINEES NOMINATED BY THE NOMINATING COMMITTEE
                         WHOSE TERMS WILL EXPIRE IN 2003

 ------------------------------------------------------------------------------


    NAME AND AGE AS OF                 POSITION, PRINCIPAL OCCUPATION,
    THE ANNUAL MEETING              BUSINESS EXPERIENCE AND DIRECTORSHIP
    ------------------              ------------------------------------
Arthur W. Mier............57     Appointed to the Company's board in January, 2000. Director of the Bank since 1998.  Owner of On Hand Safety Supply.

Carl A. Borngasser, Jr. ..62     Appointed to the Company's board in January, 2000. Director of the Bank since 1965.  Retired Executive Vice President of Citizens Savings Bank.

 ------------------------------------------------------------------------------

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2001

 ------------------------------------------------------------------------------


    NAME AND AGE AS OF                     POSITION, PRINCIPAL OCCUPATION,
    THE ANNUAL MEETING                  BUSINESS EXPERIENCE AND DIRECTORSHIP
    ------------------                  ------------------------------------

Paul J. Hoffman.........65     Director since 1980.  Member of our Audit and Compensation
                               Committees.  Owner of a grain farm.

Lowell M. Thompson......61     Directors since 1987.  Practicing dentist.

Ronald C. Wells.........57     Director since 1993.  Member of our Audit, Nominating and
                               Compensation Committees.  President of Central Supply Co., Inc., a
                               maintenance supply distributor.

 ------------------------------------------------------------------------------

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2002

 ------------------------------------------------------------------------------


    NAME AND AGE AS OF                    POSITION, PRINCIPAL OCCUPATION,
    THE ANNUAL MEETING                  BUSINESS EXPERIENCE AND DIRECTORSHIP
    ------------------                  ------------------------------------
C. William Landefeld....60     Director, President and Chief Executive Officer since 1987.  Also a member of Nominating and Compensation Committees of our Board
                               of Directors.

James A. Shirk..........56     Appointed to the Company's board in January, 2000. Director of the Bank since 1998.  Owner of Beer Nuts, Inc.

Jeffrey M. Solberg......48     January 1999 to present, Vice President-Finance, Growmark, Inc. an agribusiness; 1994 to 1998, Treasurer, Growmark, Inc.

      In addition, Seidman & Associates, LLC ("Seidman Group") has notified the Company of its intent to nominate Lawrence B. Seidman, Parsippany, New Jersey and James D. Dickinson, Bloomington, Illinois to stand for election to the Board of Directors.

YOUR BOARD URGES YOU TO RETURN ONLY MANAGEMENT'S BLUE PROXY CARD, WHICH IS ENCLOSED.



 ------------------------------------------------------------------------------

                          ITEM 2. APPROVAL OF AUDITORS

 ------------------------------------------------------------------------------

      The Board of Directors, upon the recommendation of its Audit Committee, has appointed Olive LLP to serve as our independent auditors for 2000, subject to the approval of our shareholders.

      Representatives of Olive LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

      The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker "non votes", is required for approval of this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF OLIVE LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR 2000.

 ------------------------------------------------------------------------------

            SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS,
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

 ------------------------------------------------------------------------------


                                                 AMOUNT AND          OWNERSHIP
                                                  NATURE OF            AS A
                                                 BENEFICIAL           PERCENT
NAME                                            OWNERSHIP(1)         OF CLASS
-------------------------------------------------------------------------------
Becker.................................          62,355(5)(6)          3.08%
Borngasser, Jr. .......................          24,414(2)(3)          1.21
Hoffman................................          21,389(2)(3)          1.06
Landefeld..............................         109,103(5)(6)          5.39
Mier...................................           6,500(4)              *
Shirk..................................           5,100(4)              *
Smiley.................................          58,889(5)(6)          2.91
Solberg................................          15,389(2)(3)           *
Thompson...............................          48,912(2)(3)          2.42
Wells..................................          35,088(2)(3)          1.73
  All Directors and executive officers
   as a group..........................         387,142(7)            19.12

----------------------
(1)Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(2)Includes 3,755 shares awarded to these outside Directors under the Citizens First Financial Corp. 1996 Stock-Based Incentive Plan (the "Incentive
   Plan"). Such awards commence vesting at a rate of 20% per year beginning on November 12, 1997. Each participant presently has voting power as to the shares awarded.
(3)Includes 5,634 shares subject to options granted to these outside Directors under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 3,756 shares subject to unexercisable options granted to these outside Directors under the Incentive Plan. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on November 12, 1997.
(4)Includes 2,500 shares subject to options granted to these outside Directors under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 10,000 shares subject to unexercisable options granted to these outside Directors under the Incentive Plan. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on April 26, 1999.
(5)Includes 28,175, 16,900 and 16,900 shares awarded to Messrs. Landefeld, Becker and Smiley, respectively, under the Incentive Plan some of which shares may have been sold. Such awards commenced vesting at a rate of 20% per year beginning on November 12, 1997. Each participant presently has voting power as to the shares awarded which have not been sold by such participant.
(6)Includes 42,240, 25,320 and 25,320 shares subject to options granted to Messrs. Landefeld, Becker and Smiley, respectively, which are currently exercisable or will become exercisable within 60 days and excludes 28,160, 16,880 and 16,880 shares subject to unexercisable options granted to Messrs. Landefeld, Becker and Smiley, respectively, under the Incentive Plan. Shares subject to options granted under the Incentive Plan commenced vesting at a rate of 20% per year beginning November 12, 1997.
(7)Includes a total of 76,995 shares awarded under the Incentive Plan as to which voting may be directed. Includes a total of 120,416 options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days.

*  Less than 1% ownership of class.

-------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF SHAREHOLDER
                               HOLDING 5% OR MORE

-------------------------------------------------------------------------------

                                            NUMBER
NAME AND ADDRESS OF                           OF                PERCENT
BENEFICIAL OWNER                            SHARES              OF CLASS
-------------------------------------------------------------------------------

Citizens Savings Bank, F.S.B.                219,962(1)          10.87%
Employee Stock Ownership Plan ("ESOP")
2101 North Veterans Parkway
Bloomington, Illinois 61704

Investors of America, Limited Partnership    172,350(2)           8.5%
1504 Highway, #395 N #8-00508
Gardnerville, Nevada  89410

Tidal Insurance Limited                        2,700(2)           0.1%
c/o Global Corporate & Trust Management, LTD
Zetlands, Nevis
West Indies

-----------------------------
(1)Shares of Common Stock were acquired by the ESOP in the Bank's conversion from mutual to stock form (the "Conversion"). The ESOP Committee administers the ESOP. First Bankers Trust, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of March 1, 2000, 123,362 shares have been allocated to ESOP participants' accounts. Under the ESOP, unallocated shares held in a suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.
(2)Based upon information disclosed in Schedule 13D filed with the SEC on December 22, 1999. Investors of America, Limited Partnership ("Investors") and Tidal Insurance Limited ("Tidal") disclosed that they had sole power to vote or dispose of 172,350 and 2,700 shares of Common Stock, respectively. Investors is the controlling shareholder of Tidal. Each of the parties disclaimed beneficial ownership of the Common Stock owned by the other in their Schedule 13Ds. Tidal and Investors own an aggregate of 175,050 shares of Common Stock or 8.6%.

------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

------------------------------------------------------------------------------

                               COMPENSATION TABLE

      The following table shows, for the years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers ("Named Executive Officer") who accrued salary and bonus in excess of $100,000 in fiscal year 1999.

----------------------------------------------------------------------------------------------------------
                              ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                                                   ----------------------------------------
                                                                AWARDS     PAYOUTS
                          ------------------------ ----------------------------------------


                                                    OTHER                SECURITIES
                                                    ANNUAL               UNDERLYING            ALL OTHER
        NAME AND                                    COMPEN-  RESTRICTED   OPTIONS/    LTIP      COMPEN-
       PRINCIPAL                   SALARY   BONUS   SATION  STOCK AWARDS   SARS      PAYOUTS    SATION
       POSITIONS          YEARS    ($)(1)  ($)(1)   ($)(2)     ($)(3)     (#)(4)     ($)(5)       ($)

----------------------------------------------------------------------------------------------------------
C. William Landefeld.....  1999   $224,400    --       --        --          --         --     $161,162(6)
   President and           1998    218,250 $27,675     --        --          --         --       90,375(7)
   Chief Executive Officer 1997    208,250    --       --        --          --         --       66,902(8)

Richard F. Becker.......   1999   $123,600    --       --        --          --         --     $ 40,402(6)
   Senior Vice President   1998    120,000 $10,200     --        --          --         --       53,312(7)
   and Secretary           1997    115,000    --       --        --          --         --       53,388(8)

Dallas G. Smiley........   1999   $123,600    --       --        --          --         --     $ 34,796(6)
   Senior Vice President,  1998    120,000 $10,200     --        --          --         --       46,725(7)
   Treasurer and Chief     1997    115,000    --       --        --          --         --       53,388(8)
   Financial Officer

(1)Under Annual Compensation, the column entitled "Salary" includes Directors' fees and amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986, as amended (the "Code"). The level of salary may vary due to limits imposed on contributions to 401(k) plans and employee stock ownership plans by the Code (see, footnotes (6), (7) and (8) below). The column entitled "Bonus" consists of board approved discretionary Bonuses.
(2)For 1999, there were no (a) prerequisites over the lesser of $50,000 or 10% of the individual's total Salary and Bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payments reimbursements; or (e) preferential discounts on stock.
(3)Effective November 1, 1996, Messrs. Landefeld, Becker and Smiley were granted 28,175, 16,900 and 16,900 shares of Common Stock, respectively, pursuant to the Incentive Plan. Stock Awards granted in 1996 began vesting in five equal annual installments on November 12, 1997, the first anniversary date of the effective date of the grants.
(4)Includes options granted under the Incentive Plan during fiscal 1997.
(5)For 1999, 1998 and 1997, there were no payouts or awards under any long-term incentive plan.
(6)Includes 2,135, 2,135 and 2,135 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the ESOP. Includes $5,293, $4,474 and $4,416 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $13,087, $10,308 and $4,760 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1999.

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(7)Includes 2,400, 2,400 and 2,400 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the ESOP. Includes $6,400, $4,241 and $4,241 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $49,126, $15,771 and $9,184 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1998.
(8)Includes 2,407, 2,407 and 2,407 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the Bank Employee Stock Ownership Plan ("ESOP"). Includes $5,700, $4,025 and $4,025 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,387 for Mr. Landefeld. Includes $11,073, $621 and $621 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1997.


TOTAL OPTIONS EXERCISED IN 1999 AND YEAR END VALUES

      This table gives information for options exercised by each of the Named Executive Officers in 1999 and the value (stock price less exercise price) of the remaining options held by those officers at year-end price of the Common Stock.

                                    FISCAL YEAR-END OPTION/SAR VALUES


                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED           IN-THE-MONEY
                            SHARES                          OPTIONS/SARS AT            OPTIONS/SARS AT FISCAL
                           ACQUIRED      VALUE REALIZED   FISCAL YEAR-END (#)(1)          YEAR END ($)(2)
                         FOR EXERCISE         ($)         EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
C. William Landefeld...       --          $   --                42,240/28,160                 $ --/--
Richard F. Becker......       --              --                25,320/16,880                   --/--
Dallas G. Smiley.......       --              --                25,320/16,880                   --/--

---------------------------
(1) The options in this table have an exercise price of $12.30 and became exercisable at an annual rate of 20% beginning November 12, 1997. The options will expire ten (10) years from the date of grant.
(2) Based on market value of the underlying stock at the fiscal year end of $12.00 minus the exercise price. The market price on March 1, 2000 was $15.75 per share.


OPTION GRANTS IN 1999

      No options were granted to any of the Named Executive Officers in 1999.

-------------------------------------------------------------------------------

                         OTHER COMPENSATION ARRANGEMENTS

-------------------------------------------------------------------------------

401(K) PLAN

      The Bank maintains the Profit Sharing and Savings Plan (the "Savings Plan"), which is a tax-qualified profit sharing and Salary reduction plan under Sections 401(a) and 401(k) of the Code. The Savings Plan provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee who works at least 1,000 scheduled hours per year is eligible to participate in the Savings Plan following the completion of one year of service and attainment of age 21. A participant is always 100% vested in his or her contributions. A participant must reach one year of vesting service (total time employed) before attaining a vested interest in the employer contribution, which commences following this one year period. Participants become 20% vested in employer matching contribution after one year of service, and increase the vested percentage by 20% for each year of service completed thereafter, until attaining 100% vesting after five years of service.

      Participants may make Salary reduction contributions to the Savings Plan up to the lesser of 15% of annual base Salary or the legally permissible limit (currently $10,000). The Savings Plan provides that, with respect to the first 2% contributed by the employee, the Bank will match 100% of such contribution with funds to be invested at the direction of the employee and, with respect to the next 2% contributed by the employee, the Bank will match 100% of such contribution with Common Stock. All participants receive a quarterly detailed statement including information regarding market value of the participant's investment and all contributions made on his or her behalf. Any withdrawals prior to age 59 are subject to a 10% tax penalty. Participants may borrow against the vested portion of their accounts.

      The Savings Plan has a profit-sharing component in addition to the matched employee contribution. The amount of the annual profit-sharing contribution, which is invested solely in Company Common Stock, is at the discretion of the Board of Directors.

EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

      The Bank established an ESOP and related trust for eligible employees effective on January 1, 1996. Employees employed with the Bank as of January 1, 1996 and employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 will become participants. The ESOP purchased 8% of the Common Stock issued in the Conversion. In order to fund the ESOP's purchase of Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan is being repaid principally form the Company's or the Bank's contribution to the ESOP over a period of seven years and the collateral for the loan is the Common Stock purchased by the ESOP.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      The Bank has implemented a non-qualified Supplemental Executive Retirement Plan (the "SERP") to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to the SERP participants due to application of limitations on compensation and maximum benefits applicable to the Bank's tax qualified 401(k) Plan and ESOP. Benefits will be provided under the SERP at the same time and in the same form as the related benefits will be provided under the 401(k) Plan and ESOP.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank's current policy provides that all loans made by the Bank to its Directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

EMPLOYMENT AGREEMENTS

      The Bank and the Company have entered into employment agreements with Messrs. Landefeld, Becker and Smiley (individually, the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Landefeld, Becker and Smiley.

      The employment agreements provide for a three-year term. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The current base salaries for Messrs. Landefeld, Becker and Smiley are $221,707, $129,780 and $129,780, respectively. In addition to the base Salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to Executive personnel.

      The employment agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base Salary payment due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue to pay for the Executive's life, health and disability coverage for the remaining term of the agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

      Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreements), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the employment agreement; or
(ii) three times the average of the five preceding taxable year's annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and the Company employment agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the cash compensation paid to Messrs. Landefeld, Becker and Smiley over the past five fiscal years and excluding any benefits under any employee plan which may be payable, the total amount of payments due under the employment agreements following a change in control would be approximately $1.44 million.

      Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

 ------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

 ------------------------------------------------------------------------------

      The following graph compares the cumulative total shareholder return on the Company's Common Stock ("CBK") since May 1, 1996 (the time of the Company's initial public offering), with the cumulative return for the S&P 500 Index and the SNL AMEX Thrift Index over the same period, assuming the investment of $100 on May 1, 1996, and reinvestment of all dividends.


                              [GRAPH APPEARS HERE]


                                                     PERIOD ENDING
                                   --------------------------------------------------
                                   05/01/96   12/31/96   12/31/97  12/31/98  12/31/99
                                   --------   --------   --------  --------  --------
Citizens First Financial Corp. ... $100.00     136.91     192.86    132.14    115.14
S&P 500...........................  100.00     114.82     153.14    196.86    238.28
SNL AMEX Thrift Index.............  100.00     121.29     206.14    159.57    152.89

------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

------------------------------------------------------------------------------

OVERVIEW

      The Committee establishes the salaries and other compensation of the Executive Officers of the Company and its subsidiary, the Bank. In its deliberations, it may consult with a Compensation Committee of the Board of Directors of the Bank. The Committee makes recommendations and advises the full Board of Directors with respect to compensation of senior executives of the Company and the Bank, and approves, subject to ratification of the full Board, the compensation of C. William Landefeld, the President and Chief Executive Officer of the Company.

      The Company's executive compensation program is designed to:

      o retain Executive Officers by paying them competitively and rewarding them for superior performance;

      o align the interests of the Executive to that of the shareholder by encouraging Common Stock ownership by the Executive; and

      o tie a portion of each Executive Officers' compensation to the performance of both the Company and the individual goals set for each Executive Officer.

      We accomplish these goals through three methods of compensation:

      o SALARIES. The Committee evaluates salaries for comparable positions in the local market. The Company strives to select salaries that are competitive in the market but not highest paid.

      o BONUS. The Committee and the Board of Directors have established a Bonus plan for key employees of the Bank including, but not limited to, Executive Officers. This plan provides for a corporate performance award based upon an objective requirement of corporate performance and an individual performance award.

      o STOCK OPTION AND STOCK AWARDS. The Company has a Stock Based Incentive Plan which permits the Company to award stock options or stock to employees and Directors. In fiscal year 1999, the Company granted 75,000 options and made 24 awards to various employees of the Company. No awards were made to the Executive Officers in 1999.

CEO COMPENSATION

      Mr. Landefeld's Salary was increased 5% from $211,150 in 1999 to $221,707 in 2000. In making such increase, the Committee recognized Mr. Landefeld's contribution to the Company's financial performance. Although net income decreased in 1999, substantial steps were taken to position the Company for improved earnings in 2000. The Bank was converted from a federally chartered savings bank to a state-chartered savings bank effective April 1, 1999. The new charter will give the Bank greater lending flexibility, especially in the commercial and construction loan areas, and reduce its annual supervisory fees. The increased flexibility in the commercial and construction loan area will provide the Bank with greater opportunities to originate loans with higher yields than traditional one-to four-family loans, which should positively impact earnings. Furthermore, the Board realized that non-interest expense was adversely affected by costs associated with the upgrading of the Bank's computer operations and the cost associated with the accelerated depreciation of computer equipment that was replaced in 1999. With the new equipment and the Bank's conversion of its data processing operations, the

Bank has realized flexibility in the timing of statements for its customers, customization of reports and improved efficiencies. The Committee believes these changes will not only enable the Bank to operate more efficiently in the future, which should increase earnings, but also enable the Bank to compete more aggressively in its market area by enabling the Bank to provide better service to its customers.

      Mr. Landefeld also oversaw the initiation of a joint venture between CSL Service Corporation, the Bank's subsidiary, and an independent insurance agency in 1999. The joint venture added fee income in 1999 and the Committee believes this joint venture will continue to add fee income, which will improve the Company's earnings by improving non-interest income. In addition, Mr. Landefeld oversaw the initiation of another joint venture between CSL and two local developers to develop a 29 acre parcel of land for commercial use. The Committee believes this will prove to be a very positive contribution to the Bank's earnings in 2000 as well.

      In consideration of these and other steps Mr. Landefeld took in 1999 to direct and focus the Bank's resources and position the Bank to be better able to compete and generate revenues in the future, the Committee believes its decision to increase Mr. Landefeld's salary by 5% for 2000 is appropriate. The Committee believes that Mr. Landefeld's salary is around the median for the Company's peer group.

      Mr. Landefeld's corporate performance awards are based upon the Company's reaching certain earnings per share and return on equity targets. The Company awarded Mr. Landefeld a bonus of $27,675 under the Bonus Plan for targets achieved in 1998, however, no bonus was paid in 2000 for fiscal 1999 performance because the pre-determined targets for 1999 performance were not met.

TAX POLICY

      Section 162(m) of the Internal Revenue Code limits tax deductions available to the Company to $1 million for compensation paid to the Company's five most highly compensated officers unless certain requirements are met. Among such requirements are:

      o     the Committee be comprised entirely of outside Directors; and

      o compensation over $1 million must be based upon performance goals approved by shareholders.

      The Company's Stock Based Incentive Plan does not meet those requirements because its Compensation Committee is not comprised solely of outside Directors. The Bonus plan does not currently meet those requirements as it has not been adopted by shareholders.

      At this time, it is not necessary for the Company to meet the requirements of 162(m) with respect to the Bonus Plan. The highest paid officers of the Company are not paid Salary and Bonus in amounts that would approach the $1 million dollar limitation.

      The Committee intends to monitor compensation so that the Company remains able to take deductions pursuant to the rules of 162(m). However, the Committee retains the right to award compensation that may not be deductible by the Company under Section 162(m) or otherwise.

BY:   THE COMPENSATION COMMITTEE

      Paul J. Hoffman
      C. William Landefeld
      Ronald C. Wells

 ------------------------------------------------------------------------------

                           COMPLIANCE WITH SECTION 16

 ------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, Directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and Directors has complied with applicable reporting requirements for transactions in Company Common Stock during the fiscal year ended December 31, 1999.

 ------------------------------------------------------------------------------

                       REQUIREMENTS, INCLUDING DEADLINES,
           FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

 ------------------------------------------------------------------------------

      Under our Bylaws, certain procedures are provided which a shareholder must follow to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. Nominations for Directors or introduction of an item of business should be submitted in writing to the Company's secretary at 2101 North Veterans Parkway, Bloomington, Illinois 61704. The nomination or proposed item must be received no later than 90 days before the date originally fixed for such Annual Meeting provided there has been 100 days notice or prior public disclosure by the Company of the date of such meeting; or the close of business on the tenth day following the date on which the Company made such public disclosure if such disclosure was less than 100 days prior to the meeting.

      The nomination must contain the following information about the nominee: name; age; business and residence address; the number of shares of the Company's Common Stock held by the nominee; the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such nominee as a Director; and a signed consent of the nominee to serve as a Director of the Company, if elected.

      Notice of a proposed item of business must include: a brief description of the matter and the reasons for introducing such matter at the Annual Meeting; the shareholder's name and address; the number of shares of Common Stock held by the shareholder (with supporting documentation where appropriate); and any material interest of the shareholder in such business.

      The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

      A shareholder complying with the above procedures may still not be entitled to have its proposals included in the next year's proxy statement. Under the rules of the SEC, shareholder proposals must be received by us in writing addressed to: Richard Becker, Secretary at the office address set forth above no later than November 8, 2000 for inclusion in the proxy statement and form of proxy relating to that meeting.

      Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed BLUE proxy card in the enclosed BLUE envelope.


                                    By Order of the Board of Directors,

                                    /s/ Richard F. Becker

                                        Richard F. Becker
                                        CORPORATE SECRETARY

                                 REVOCABLE PROXY
                         CITIZENS FIRST FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 24, 2000
                              3:00 P.M. LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Citizens First Financial Corp. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 24, 2000, at 3:00 p.m. local time, at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as Directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

            Arthur W. Mier and Carl A. Borngasser, Jr.

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                  |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

      2. The ratification of the appointment of Olive LLP as independent auditors of Citizens First Financial Corp. for the fiscal year ending December 31, 2000.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                       Dated:___________________________



                                       ---------------------------------
                                       SIGNATURE OF STOCKHOLDER



                                       ---------------------------------
                                       SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 8, 2000 and of the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

          PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS BLUE PROXY
                   IN THE ENCLOSED POSTAGE-PAID BLUE ENVELOPE.



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